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                                                 Filed Pursuant to Rule 497(e)
                                                 Registration File No.: 2-81151
                                                                       811-3639


                        SUPPLEMENT TO THE PROSPECTUS OF
                           MORGAN STANLEY DEAN WITTER
                       DEVELOPING GROWTH SECURITIES TRUST
                            DATED NOVEMBER 29, 2000



     The fifth sentence under the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES" is hereby replaced by the following:


    The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that it believes have prospects of achieving significant profit gains.


     In addition, the second paragraph under the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:


    The Fund's portfolio is managed within the Investment Manager's Growth Group. Arden C. Armstrong, a Managing Director of the Investment Manager as well as a Managing Director of Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager, has been the Fund's primary portfolio manager since January 2001. Ms. Armstrong has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Co-management has been provided by John Roscoe, a Vice President of the Investment Manager, since May 2000. Mr. Roscoe has been a portfolio manager with the Investment Manager since December 1997, prior to which time he was an equity analyst at Rockefeller and Company, Inc.



January 8, 2001